Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions
Certain directors, executive officers and companies with which they are affiliated are customers of, and have banking transactions with, the Bank in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms-length transactions. A summary of loan transactions with directors, including their affiliates, and executive officers follows:

	Years Ended December 31,
	2021	2020	2019
Balance, Beginning of Period	$398,802	$431,516	$32,961
New Loans	—	—	417,590
Less Loan Payments	(16,414)	(32,714)	(19,035)
Balance, End of Period	$382,388	$398,802	$431,516

Loans to all employees, officers, and directors of the Company constituted approximately 2.1% and 4.4% of the Company’s total shareholders' equity at December 31, 2021 and 2020, respectively.  Deposits from executive officers and directors of the Company and the Bank and their related interests were approximately $18.3 million and $18.1 million at December 31, 2021 and 2020 and have substantially the same terms, including interest rates, as those prevailing at the time with other non-related depositors.

The Company leased office space from a related party during the years ended December 31, 2021, 2020 and 2019. The lease is with a company in which the related party, who is a director of the Company, has an ownership interest.  The Company incurred rent expense of $89,800, $88,100 and $87,600 for the years ended December 31, 2021, 2020 and 2019, respectively, related to this lease.  Management is of the opinion that the transactions with respect to office rent were made on terms that are comparable to those which would be made with unaffiliated persons.